Filed under Rules 497(e) and 497(k)

Registration No. 33-52742

SunAmerica Series Trust

SA BlackRock Multi-Factor 70/30 Portfolio

(the “Portfolio”)

Supplement dated December 17, 2020

to the Portfolio’s Summary Prospectus and Prospectus dated

October 13, 2020, as supplemented and amended to date

Effective immediately, in the section of the Summary Prospectus entitled “Investment Adviser” and in the section of the Prospectus entitled “Portfolio Summary: SA BlackRock Multi-Factor 70/30 Portfolio – Investment Adviser,” in the table under the heading “Portfolio Managers,” references to Ked Hogan are hereby deleted and replaced with the following:

Name and Title	Portfolio Manager of the Portfolio Since
He Ren Director.............................................................	December 2020

In the section of the Prospectus entitled “Management,” under the heading “Information about the Subadviser,” the second paragraph under “BlackRock Investment Management, LLC (BlackRock)” is deleted and replaced with the following:

The SA BlackRock Multi-Factor 70/30 Portfolio is managed by Philip Hodges, PhD, Scott Radell, He Ren and Jeff Rosenberg.

Paragraphs three to five are deleted and replaced with the following:

He Ren, Director, is a member of BlackRock’s Factor Based Strategies Group where he is responsible for research and innovation in BlackRock’s macro factor and factor timing strategies. Mr. Ren is also a subject matter expert on factor investing in commodities and currencies. Mr. Ren earned BSc degrees in computer science and economics from Peking University in 2013 and a Master of Financial Engineering from the University of California Berkeley in 2015.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SCSP-86704H-BMFI (12/20)

Filed under Rule 497(e)

Registration No. 33-52742

SunAmerica Series Trust

SA BlackRock Multi-Factor 70/30 Portfolio

(the “Portfolio”)

Supplement dated December 17, 2020

to the Portfolio’s Statement of Additional Information (“SAI”)

dated October 13, 2020, as supplemented and amended to date

Effective immediately, all references to Ked Hogan are hereby deleted from the SAI. Additionally, in the table under the section entitled “PORTFOLIO MANAGERS – Other Accounts,” the following information is added with respect to BlackRock Investment Management, LLC (BlackRock):

Advisers/ Subadviser	Portfolio Managers	Other Accounts (As of October 31, 2020)
		Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
		No. of Accounts	Assets (in millions)	No. of Accounts	Total Assets (in millions)	No. of Accounts	Total Assets (in millions)

BlackRock	He Ren	1	$10.07	17	$11,390	14	$1,870

In the section entitled “PORTFOLIO MANAGERS – Compensation,” under the heading “BlackRock,” the first sentence is deleted and replaced with the following:

The discussion below describes the compensation of Messrs. Hodges, Radell and Rosenberg as of July 31, 2020 and the compensation of Mr. Ren as of October 31, 2020.

In the section entitled “PORTFOLIO MANAGERS – Compensation,” under the heading “BlackRock,” the sub-heading “Discretionary Incentive Compensation – Messrs. Hodges and Hogan” and the paragraph thereunder are deleted and replaced with the following:

Discretionary Incentive Compensation – Messrs. Hodges and Ren. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock.    Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Portfolio and other accounts managed by each portfolio manager. Performance of multi-asset class funds is generally measured on a pre-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. The performance of Messrs. Hodges and Ren is not measured against a specific benchmark.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SAST2_SAI_SUP1 (12/20)